UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2008

BOWL AMERICA INCORPORATED
(Exact name of Registrant as specified in its charter)

Maryland	1-7829	54-0646173
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)	Identification No.)

6446 Edsall Road, Alexandria, VA	22312
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (703) 941-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        (b)        On September 7, 2008, Irvin Clark, Senior Vice President, General Manager and a director of Bowl America Incorporated, died of colon cancer.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWL AMERICA INCORPORATED
Date: September 8, 2008	/s/ Leslie H. Goldberg
Leslie H. Goldberg
President